Future Minimum Rental Payments for Capital Leases (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
2013	$ 4,447
2014	4,447
2015	2,965
Total minimum lease payments	11,859
Less: Sales tax amounts	750
Net minimum lease payments	11,109
Less: imputed interest	716
Present value of net minimum lease payments	10,393
Less: current portion	3,739	0
Capital lease obligation noncurrent portion	$ 6,654	$ 0